UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

FEBRUARY 28, 2013

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 93.7%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 1.2%
Ford Motor Co., Senior Notes	4.750%	1/15/43	$550,000	$525,130
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,221,250
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	808,682
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	392,558
Total Automobiles				2,947,620
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,335,937
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	364,800
Total Hotels, Restaurants & Leisure				1,700,737
Household Durables — 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	20,000	20,528
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	840,000	889,877
Media — 6.2%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,214,482
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,828,320
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,485,938
Interpublic Group of Cos. Inc., Senior Notes	2.250%	11/15/17	560,000	554,879
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	460,000	473,800	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,996,364
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	628,361
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,454,024
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	256,561
UBM PLC, Notes	5.750%	11/3/20	830,000	903,459	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,101,777
Total Media				14,897,965
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	284,550
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,404,692
Total Specialty Retail				1,689,242
TOTAL CONSUMER DISCRETIONARY				22,145,969
CONSUMER STAPLES — 4.9%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	596,020
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	1,062,276	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,096,713	(a)
Total Beverages				2,755,009
Food & Staples Retailing — 0.0%
Safeway Inc., Senior Notes	4.750%	12/1/21	70,000	72,980
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	591,753
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	586,409
Total Food Products				1,178,162
Tobacco — 3.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,394,612
Altria Group Inc., Senior Notes	2.850%	8/9/22	360,000	353,757
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	691,429
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	631,868
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	620,727
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	480,000	473,831
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,198,395

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco — continued
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	$2,000,000	$2,384,186
Total Tobacco				7,748,805
TOTAL CONSUMER STAPLES				11,754,956
ENERGY — 12.1%
Oil, Gas & Consumable Fuels — 12.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	391,252
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	152,403
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	178,373
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	381,700
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	2,070,239
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,322,467	(a)
Devon Energy Corp., Senior Notes	3.250%	5/15/22	20,000	20,058
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,504,446
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	2,000,000	2,163,478
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	1,020,324
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,804,978
Hess Corp., Notes	7.875%	10/1/29	440,000	568,896
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	574,738
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,643,919
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	933,824
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	955,251
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	800,693
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,205,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,236,607
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,730,000	2,004,677
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	287,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,010,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	2,080,844
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	873,306	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	11,466
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	862,357
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	963,147
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,218,241
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	78,089
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	202,505
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	526,298
TOTAL ENERGY				29,046,576
FINANCIALS — 35.0%
Capital Markets — 8.6%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,959,355
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,976,219
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	632,960
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	541,120
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	991,901
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,104,773
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,201,506
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	2,084,763
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,222,370
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	229,713
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	171,644
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,515,523
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	368,920
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	540,000	584,618
Total Capital Markets				20,585,385
Commercial Banks — 7.8%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	560,000	560,000
BB&T Corp., Senior Notes	3.375%	9/25/13	60,000	61,018
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	830,000	860,565

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks — continued
BNP Paribas SA, Senior Notes	3.250%	3/3/23	$690,000	$682,273
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	655,987	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	547,200	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	547,500	(a)(b)(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,140,000	2,157,492	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,040,000	1,023,118
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,250,000	1,313,309	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	580,000	617,700	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,402,225
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	790,000	817,609
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,000,000	1,052,993
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	440,000	440,697	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	4/22/13	410,000	411,025	(b)(c)
Wachovia Corp., Medium-Term Notes	5.500%	5/1/13	20,000	20,162
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,256,522
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	390,000	395,811
Total Commercial Banks				18,823,206
Consumer Finance — 2.0%
American Express Co., Senior Notes	2.650%	12/2/22	1,374,000	1,345,800
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,940,904
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,582,295
Total Consumer Finance				4,868,999
Diversified Financial Services — 12.4%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,525,105
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	210,936
Bank of America Corp., Senior Notes	3.300%	1/11/23	710,000	709,210
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,635,600
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	1,310,000	1,336,200	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	322,739
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,637,477
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	671,056
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,674,378
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	2,010,988
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	900,000	936,207
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	115,683	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,099,859	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	210,000	242,061
General Electric Capital Corp., Senior Notes	3.100%	1/9/23	620,000	615,663
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,200,000	4,233,146
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	100,000	106,000	(b)
ILFC E-Capital Trust I	4.540%	12/21/65	800,000	692,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	976,050
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	242,043
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	405,075
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	760,450	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,030,000	1,208,963	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,969,662
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(b)
Total Diversified Financial Services				29,871,551
Insurance — 3.8%
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,245,794
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	357,715

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance — continued
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	$410,000	$387,450	(b)(c)
ING US Inc., Senior Notes	5.500%	7/15/22	1,350,000	1,493,089	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	120,000	138,900	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,077,476	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,628,581
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	764,347	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,410,950	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	535,694
Total Insurance				9,039,996
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	719,132(a)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	289,621
TOTAL FINANCIALS				84,197,890
HEALTH CARE — 5.2%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	1,121,261
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	480,000	591,413
Total Biotechnology				1,712,674
Health Care Providers & Services — 3.0%
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	110,000	111,685
Catholic Health Initiatives, Secured Bonds	2.950%	11/1/22	320,000	322,247
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	60,678
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	568,317	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,147,572
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,225,601
Humana Inc., Senior Notes	4.625%	12/1/42	370,000	357,904
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	430,000	486,975
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000	761,338	(a)
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	200,000	189,520
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	600,000	594,649
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,337,240
Total Health Care Providers & Services				7,163,726
Health Care Technology — 0.2%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	430,000	461,981
Pharmaceuticals — 1.3%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	459,537	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	834,629
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,422,856
Zoetis Inc., Senior Notes	3.250%	2/1/23	200,000	201,604	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	277,717	(a)
Total Pharmaceuticals				3,196,343
TOTAL HEALTH CARE				12,534,724
INDUSTRIALS — 4.7%
Aerospace & Defense — 0.4%
Exelis Inc., Senior Notes	5.550%	10/1/21	885,000	939,914
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	947,498
Airlines — 1.6%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	319,047	357,332
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	203,045	223,349

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	$290,000	$304,500
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	239,400
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	710,030	823,635
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	171,916	188,041
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	636,567	735,235
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	185,618	214,852
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	139,868	161,548
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	610,000	680,150
Total Airlines				3,928,042
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	262,048
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	692,734
Total Commercial Services & Supplies				954,782
Electrical Equipment — 0.7%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,830,000	1,786,276	(a)
Industrial Conglomerates — 0.8%
General Electric Co., Senior Notes	4.125%	10/9/42	1,840,000	1,846,841
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	213,408
Road & Rail — 0.3%
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	650,000	706,063
TOTAL INDUSTRIALS				11,322,824
INFORMATION TECHNOLOGY — 1.2%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	1.250%	9/13/13	50,000	50,116
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,400,000	1,439,182
Total Computers & Peripherals				1,489,298
IT Services — 0.3%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	144,375	(a)
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	576,450
Total IT Services				720,825
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	440,699
Software — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	320,000	327,200	(a)
TOTAL INFORMATION TECHNOLOGY				2,978,022
MATERIALS — 6.4%
Chemicals — 0.4%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	330,000	317,349
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	305,298
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	297,283
Total Chemicals				919,930
Containers & Packaging — 0.9%
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	680,000	692,341	(a)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	790,000	848,609	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Containers & Packaging — continued
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	$560,000	$563,930	(a)
Total Containers & Packaging				2,104,880
Metals & Mining — 5.1%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,380,000	1,442,742
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000	186,209
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	290,000	317,643
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	570,000	585,899
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	820,000	842,662
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,260,000	1,326,150	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	149,985	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	170,000	169,935	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	210,000	209,042	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,786,262
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	296,343
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	258,000	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,487,744
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,374,319	(a)
Total Metals & Mining				12,432,935
TOTAL MATERIALS				15,457,745
TELECOMMUNICATION SERVICES — 7.5%
Diversified Telecommunication Services — 4.8%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,791,522
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	315,254
AT&T Inc., Senior Notes	5.550%	8/15/41	1,330,000	1,505,645
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,114,934
CC Holdings GS V LLC, Senior Secured Notes	2.381%	12/15/17	610,000	614,781	(a)
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,595,797
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	436,754
Telecom Italia Capital SpA, Senior Notes	7.721%	6/4/38	1,000,000	1,052,112
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	390,000	401,836
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	400,000	436,872
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	210,000	223,146
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	160,000	144,684
Total Diversified Telecommunication Services				11,633,337
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,698,686
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,710,828
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,262,516
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	280,000	347,900	(a)
Telefonica Europe BV	8.250%	9/15/30	390,000	457,837
Total Wireless Telecommunication Services				6,477,767
TOTAL TELECOMMUNICATION SERVICES				18,111,104
UTILITIES — 7.5%
Electric Utilities — 5.8%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	725,237
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	808,953
Duke Energy Indiana Inc., Senior Notes	5.000%	9/15/13	30,000	30,707
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	350,000	345,232	(a)(b)(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	2,590,000	3,083,620
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	600,000	599,556
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,180,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,158,750	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,259,710

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities — continued
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	$1,000,000	$1,206,977
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	812,259
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	1,019,559
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	850,992
Total Electric Utilities				14,081,552
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	2,134,779
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,284,250
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	683,655
TOTAL UTILITIES				18,184,236
TOTAL CORPORATE BONDS & NOTES (Cost — $194,929,073)				225,734,046
COLLATERALIZED SENIOR LOANS — 1.5%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	851,473	860,343	(d)
Media — 0.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.710%	7/5/17	675,065	513,893	(d)
TOTAL CONSUMER DISCRETIONARY				1,374,236
INDUSTRIALS — 0.8%
Commercial Services & Supplies — 0.8%
Nielsen Finance LLC, Term Loan B	3.949%	5/2/16	962,813	965,219	(d)
Nielsen Finance LLC, Term Loan E	—	5/2/16	981,712	988,052	(e)
TOTAL INDUSTRIALS				1,953,271
INFORMATION TECHNOLOGY — 0.1%
IT Services — 0.1%
First Data Corp., Extended Term Loan B	4.202%	3/23/18	401,246	397,198	(d)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,697,307)				3,724,705
MUNICIPAL BONDS — 0.2%
Pennsylvania — 0.2%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable (Cost - $380,000)	3.964%	4/15/26	380,000	380,528
SOVEREIGN BONDS — 0.8%
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,083,950	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	775,000	966,510	(a)
TOTAL SOVEREIGN BONDS (Cost — $1,793,771)				2,050,460
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds	2.750%	8/15/42	490,000	456,772
U.S. Treasury Notes	0.875%	1/31/18	20,000	20,122
U.S. Treasury Notes	2.000%	2/15/23	210,000	212,166
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $680,123)				689,060

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY		SHARES	VALUE
COMMON STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost - $888,750)		20,943	$878,978

	RATE
PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	98,600	2,616,844	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%	17,525	495,081	(b)
TOTAL PREFERRED STOCKS (Cost — $2,834,793)			3,111,925
TOTAL INVESTMENTS — 98.2% (Cost — $205,203,817#)			236,569,702
Other Assets in Excess of Liabilities — 1.8%			4,250,262
TOTAL NET ASSETS — 100.0%			$240,819,964

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	All or a portion of this loan is unfunded as of February 28, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.

Notes to schedule of investments (unaudited) (continued)

The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$225,734,046	—	$225,734,046
Collateralized senior loans	—	3,724,705	—	3,724,705
Municpal bonds	—	380,528	—	380,528
Sovereign bonds	—	2,050,460	—	2,050,460
U.S. government & agency obligations	—	689,060	—	689,060
Common stocks	$878,978	—	—	878,978
Preferred stocks	3,111,925	—	—	3,111,925
Total long-term investments	$3,990,903	$232,578,799	—	$236,569,702
Other financial instruments:
Futures contracts	$750	—	—	$750
Forward foreign currency contracts	—	$163,172	—	163,172
Total other financial instruments	$750	$163,172	—	$163,922
Total	$3,991,653	$232,741,971	—	$236,733,624

Notes to schedule of investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$169,823	—	—	$169,823
Forward foreign currency contracts	—	$36,642	—	36,642
Total	$169,823	$36,642	$—	$206,465

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to schedule of investments (unaudited) (continued)

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $36,642. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,914,658
Gross unrealized depreciation	(548,773)
Net unrealized appreciation	$31,365,885

Notes to schedule of investments (unaudited) (continued)

At February 28, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	19	6/13	$2,354,952	$2,355,702	$750
U.S. Treasury Ultra Long-Term Bonds	10	6/13	1,586,126	1,580,000	(6,126)
					(5,376)
Contracts to Sell:
U.S. Treasury 2-Year Notes	4	6/13	881,675	881,875	(200)
U.S. Treasury 10-Year Notes	49	3/13	6,451,278	6,502,453	(51,175)
U.S. Treasury 10-Year Notes	93	6/13	12,211,807	12,233,859	(22,052)
U.S. Treasury 30-Year Bonds	131	6/13	18,745,074	18,835,344	(90,270)
					(163,697)
Net unrealized loss on open futures contracts					$(169,073)

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Japanese Yen	Citibank, N.A.	324,780,000	$3,505,699	5/16/13	$13,741
Contracts to Sell:
Euro	Citibank, N.A.	2,226,145	2,907,938	5/16/13	106,489
Japanese Yen	Citibank, N.A.	324,780,000	3,505,699	5/16/13	(36,642)
British Pound	Barclays Bank PLC	617,000	935,765	4/25/13	42,942
					112,789
Net unrealized gain on open forward foreign currency contracts					$126,530

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$750	$(169,823)	—	—	$(169,073)
Foreign Exchange Risk	—	—	$163,172	$(36,642)	126,530
Total	$750	$(169,823)	$163,172	$(36,642)	$(42,543)

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$4,652,969
Futures contracts (to sell)	34,082,066
Forward foreign currency contracts (to buy)	876,425
Forward foreign currency contracts (to sell)	6,559,262

Average Notional Balance
Credit default swap contracts (to buy protection)†	$26,667

†    At February 28, 2013, there were no open portions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:   April 25, 2013